Exhibit 99.1 Patient-Reported Outcomes from VERITAC-2 Clinical Trial Support Clinical Benefit of Vepdegestrant in Patients with ESR1-Mutated, ER+/HER2- Advanced or Metastatic Breast Cancer Previously Treated with Endocrine-Based Therapy – Data demonstrated that vepdegestrant maintained patients’ quality of life for statistically significantly longer and delayed worsening of overall health, daily functioning, and symptoms, including pain, compared to fulvestrant – NEW HAVEN, Conn., October 20, 2025 – Arvinas, Inc. (Nasdaq: ARVN), today announced new patient-reported outcomes (PRO) data from the Phase 3 VERITAC-2 clinical trial (NCT05654623) evaluating vepdegestrant, which are being presented in a mini oral session at the 2025 European Society for Medical Oncology (ESMO) Congress. Vepdegestrant is a novel investigational PROteolysis TArgeting Chimera (PROTAC) estrogen receptor (ER) degrader which is being developed with Pfizer Inc. (NYSE: PFE) as a potential monotherapy for estrogen receptor 1 (ESR1) mutated, estrogen receptor-positive (ER+)/human epidermal growth factor receptor 2-negative (HER2-) advanced or metastatic breast cancer previously treated with endocrine-based therapy. In the VERITAC-2 clinical trial, patients with ESR1-mutated disease treated with vepdegestrant reported a statistically significant delay in deterioration of overall quality of life, pain, and multiple functioning domains compared to those who received fulvestrant. These findings complement previously reported clinical efficacy and safety data from the VERITAC-2 clinical trial, reinforcing vepdegestrant as a potential treatment option for patients with ESR1-mutated ER+/HER2- advanced or metastatic breast cancer previously treated with endocrine-based therapy. “These new data highlight the potential of vepdegestrant to provide significant improvements across important measures for patients with ER+/HER2- advanced or metastatic breast cancer with ESR1 mutations in the second-line setting,” said John Houston, Ph.D., Chairperson, President and Chief Executive Officer of Arvinas. “In addition to a statistically significant improvement in progression-free survival, patients receiving vepdegestrant had statistically significant and clinically meaningful benefits in patient-reported outcomes as compared to fulvestrant while being treated for their cancer. These data from the VERITAC-2 clinical trial reflect Arvinas’ goal of striving to pair scientific innovation with improved patient outcomes.” In patients with ESR1-mutated disease, vepdegestrant demonstrated a reduced risk of deterioration compared to fulvestrant which was statistically significant in several PRO domains including overall health status, pain severity, and functioning (including role, cognitive, emotional, and social functioning), and vepdegestrant consistently showed reduced risk of deterioration versus fulvestrant across all PRO domains. We believe these data support vepdegestrant’s opportunity to be a potential best-in-class therapy for patients with ESR1-mutated ER+/HER2- advanced or metastatic breast cancer previously treated with endocrine therapy. Also presented at ESMO 2025 were results from the TACTIVE-N Phase 2 clinical trial (NCT05549505), which evaluated neoadjuvant vepdegestrant in postmenopausal women with ER+/HER2– localized breast cancer. The results presented showed that neoadjuvant vepdegestrant demonstrated biological and clinical activity in this treatment-naïve, predominantly ESR1 wild-type population of postmenopausal women with ER+/HER2- localized breast cancer. Additional detail on Arvinas and Pfizer’s presentations at ESMO 2025: Title: Patient-reported outcomes (PROs) with vepdegestrant (VEP) vs fulvestrant (FUL) in patients (pts) with estrogen receptor (ER) 1 gene mutated (ESR1m) ER+/human epidermal growth factor receptor 2 (HER2)− advanced breast cancer (aBC) in the phase 3 VERITAC-2 trial Presenting Author: Dr. Mario Campone Presentation Number: 489 MO Presentation Type: Mini oral session Session: Breast cancer, metastatic Date: October 20, 2025 Time: 11:25-11:30 AM CEST Title: TACTIVE-N: phase 2 study of neoadjuvant vepdegestrant, a PROteolysis TArgeting Chimera (PROTAC) estrogen receptor (ER) degrader, or anastrozole in postmenopausal ER+/human epidermal growth factor receptor 2 (HER2)- localized breast cancer (BC) Presenting Author: Dr. Peter A. Fasching Presentation Number: 293MO Presentation Type: Mini oral session Session: Breast cancer, early stage Date: Sunday, October 19, 2025 Time: 10:45-10:50 AM CEST About the VERITAC-2 Clinical Trial The Phase 3 VERITAC-2 clinical trial (NCT05654623) is a global, randomized trial evaluating the efficacy and safety of vepdegestrant (ARV-471) as a monotherapy compared to fulvestrant in patients with estrogen receptor-positive (ER+)/human epidermal growth factor receptor 2- negative (HER2-) advanced or metastatic breast cancer previously treated with a CDK4/6 inhibitor plus endocrine therapy. The trial enrolled 624 patients, 270 of whom had ESR1m positive disease, at 213 sites in 25 countries. Patients were randomized 1:1 to receive either vepdegestrant once daily, orally on a 28-day continuous dosing schedule, or fulvestrant, administered intramuscularly on Days 1 and 15 of Cycle 1 and then on Day 1 of each 28-day cycle starting from Day 1 of Cycle 2. In the trial, 43% of patients (n=270) had ESR1 mutations detected. The primary endpoint was progression-free survival (PFS) in the ESR1-mutation and intent-to-treat populations as determined by blinded independent central review. Overall survival is the key secondary endpoint. About Vepdegestrant Vepdegestrant is an investigational, orally bioavailable PROteolysis TArgeting Chimera (PROTAC) estrogen receptor degrader. Vepdegestrant is being developed as a potential monotherapy for estrogen receptor-positive (ER+)/human epidermal growth factor receptor 2- negative (HER2-) advanced or metastatic breast cancer with estrogen receptor 1 (ESR1) mutations in the second line-plus setting. In July 2021, Arvinas announced a global collaboration with Pfizer for the co-development and co-commercialization of vepdegestrant; Arvinas and Pfizer will share worldwide development costs, commercialization expenses, and profits. In September 2025, Arvinas and Pfizer announced their plan to jointly select a third party for the out-licensing and commercialization of vepdegestrant. The U.S. Food and Drug Administration (FDA) has accepted the New Drug Application (NDA) for vepdegestrant for its use as a monotherapy in the treatment of adults with ER+/HER2- ESR1-mutated advanced or metastatic breast cancer previously treated with endocrine-based therapy. Vepdegestrant has also been granted Fast Track designation by the FDA, underscoring the significant unmet need in this patient population and the potential for vepdegestrant to offer a meaningful new treatment option. About Arvinas Arvinas (Nasdaq: ARVN) is a clinical-stage biotechnology company dedicated to improving the lives of patients suffering from debilitating and life-threatening diseases. Through its PROTAC (PROteolysis TArgeting Chimera) protein degrader platform, the Company is pioneering the development of protein degradation therapies designed to harness the body’s natural protein disposal system to selectively and efficiently degrade and remove disease-causing proteins. Arvinas is currently progressing multiple investigational drugs through clinical development programs, including vepdegestrant, targeting the estrogen receptor for patients with locally advanced or metastatic ER+/HER2- breast cancer; ARV-393, targeting BCL6 for relapsed/refractory non-Hodgkin Lymphoma; ARV-102, targeting LRRK2 for neurodegenerative disorders; and ARV-806, targeting KRAS G12D for mutated cancers, including pancreatic and colorectal cancers. Arvinas is headquartered in New Haven, Connecticut. For more information about Arvinas, visit www.arvinas.com and connect on LinkedIn and X. Forward-Looking Statements This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding: vepdegestrant’s potential to provide significant improvements across important measures for patients with ER+/HER2- advanced or metastatic breast cancer with ESR1 mutations in the second-line setting; vepdegestrant’s potential as a monotherapy and best-in-class treatment option for patients with, ESR1-mutated ER+/HER2- advanced or metastatic breast cancer previously treated with endocrine therapy; and Arvinas’ goal of striving to pair scientific innovation with improved patient outcomes. All statements, other than statements of historical fact, contained in this press release, including statements regarding Arvinas’ strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “goal,” “potential,” “will,” “would,” “could,” “should,” “look forward,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Arvinas may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Arvinas makes as a result of various risks and uncertainties, including but not limited to: risks related to our expectations regarding the potential clinical benefit of vepdegestrant to patients; whether Arvinas and Pfizer will be able to successfully conduct and complete clinical development for vepdegestrant as a monotherapy; whether the VERITAC-2 clinical trial will meet the secondary endpoint for overall survival; whether Arvinas and Pfizer will successfully perform their respective obligations under the collaboration between Arvinas and Pfizer; whether Arvinas and Pfizer, as appropriate, will be able to obtain marketing approval for and commercialize vepdegestrant and other product candidates on current timelines or at all; risks and uncertainties related to the potential out- license of vepdegestrant to a third party; uncertainties relating to regulatory applications and related approval timelines, including with respect to the New Drug Application for vepdegestrant; risks related to seeking FDA approval of vepdegestrant and the risk that any regulatory approvals, if granted, may be subject to significant limitations on use or subject to withdrawal or other adverse actions by the applicable regulatory authority; whether FDA or other regulatory authorities will require additional information or further studies, or may fail or refuse to approve or may delay approval of vepdegestrant; Arvinas’ ability to protect its intellectual property portfolio; Arvinas’ reliance on third parties; whether Arvinas will be able to raise capital when needed; whether Arvinas’ cash and cash equivalent resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors discussed in the “Risk Factors” section of Arvinas’ Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent other reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this press release reflect Arvinas’ current views with respect to future events, and Arvinas assumes no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Arvinas’ views as of any date subsequent to the date of this release. Contacts Investors: Jeff Boyle +1 (347) 247-5089 Jeff.Boyle@arvinas.com Media: Kirsten Owens +1 (203) 584-0307 Kirsten.Owens@arvinas.com